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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                  MAY 27, 2004

                Date of Report (Date of earliest event reported)

                          PEERLESS SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


        DELAWARE                     000-21287                  95-3732595
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

                              2381 ROSECRANS AVENUE
                              EL SEGUNDO, CA 90245
               (Address of principal executive offices) (Zip Code)

                                 (310) 536-0908
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 9. REGULATION FD DISCLOSURE.

      This 8-K is being furnished to disclose comments made by Howard Nellor, the Chief Executive Officer, and by William Neil, the Chief Financial Officer, of Peerless Systems Corporation (the "Company"), to a question asked during the question and answer session of the May 27, 2004 first quarter conference call.

      The conference call began with the following statement: "Comments made on this call may include forward-looking statements regarding the future operations, earnings guidance, opportunities or financial performance of Peerless. These statements involve a high degree of known and unknown risks and uncertainties such that actual results and circumstances can differ materially from those to be discussed. Risks and uncertainties include substantial changes in Peerless' business model, and reaction to competitive pressures, reaction in the market to new Peerless products and technology offerings, unfavorable macro or industry conditions, changes in the demand for anticipated OEM products, age of the Company's technology, increased research and development costs, and other factors within or outside the Company's control. Careful consideration should be given to Peerless' cautionary statements made in public filings with the Securities and Exchange Commission, including but not limited to the Company's most recent reports on Form 10-K, 10-Q and 8-K."

      In response to a question during the question and answer session at the end of the conference call regarding potential revenue inflows from a domestic Sierra Everest channel distribution win, Mr. Neil stated, "In broad strokes and all very much dependent upon the ramp of the channel, I think next fiscal year, if things ramp up in a fashion that we would hope for it to ramp up at, the outlook is in the 10 to 15 million dollar range." Mr. Nellor and Mr. Neil also stated that the revenue outlook given would probably encompass two or three different distributors perhaps carrying the same product. Mr. Nellor stated, "It is significant and we are very excited about this. There is a clear market need and demand for the product we are putting out there and that is our hope to reach those levels."

      The information furnished pursuant to Item 9 in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

      All statements, other than statements of historical fact, included in this report are forward-looking statements, including, but not limited to, statements identified by the words "anticipate," "believe," "think," "estimate," "expect," "plan," "intend," "we would hope for", "the outlook is", "ramp of the channel", "there is a clear market need", and "forecast" and similar expressions and statements regarding our business strategy, forecasts, plans and objectives of our management for future operations. These statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 9 in this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2004            By:              /s/ William R. Neil
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                                                 WILLIAM R. NEIL
                                          VICE PRESIDENT OF FINANCE AND
                                             CHIEF FINANCIAL OFFICER
                                             (PRINCIPAL FINANCIAL AND
                                                ACCOUNTING OFFICER)


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